Scudder
New Asia
Fund, Inc.

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281


                                                                 August 11, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 1:30 p.m., eastern time, on Wednesday, October 11, 1995 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect four Directors, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants and consider the approval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,



/s/Nicholas Bratt                                      /s/Edmond D. Villani
Nicholas Bratt                                         Edmond D. Villani
President                                              Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                           SCUDDER NEW ASIA FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 11, 1995 at 1:30 p.m., eastern time, for the following purposes:

              (1) To elect four Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1995.

              (3) To approve or disapprove the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of common stock of the Fund at the close of business on August 4, 1995 are entitled to vote at the meeting and any adjournments thereof.

                                        By order of the Board of Directors,
                                        Thomas F. McDonough, Secretary

August 11, 1995

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 11, 1995, at 1:30 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 11, 1995, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3), which requires the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 4, 1995 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 8,688,394 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 1994, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees listed below as Directors of the Fund (Class I) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the four nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I--Nominees to serve until 1998 Annual Meeting of Stockholders:

                               Present Office with the Fund, if                             Shares
                                 any; Principal Occupation or          Year First        Beneficially          Percent
                                Employment and Directorships            Became a           Owned on               of
    Name (Age)                   in Publicly Held Companies             Director       June 30, 1995 (1)        Class
    ----------                   --------------------------             --------       -----------------        -----
Daniel Pierce (61)*          Chairman  of the Board and  Managing         1991             22,037(2)            0.25%
                             Director  of   Scudder,   Stevens  &
                             Clark,  Inc.;  Director,   Fiduciary
                             Trust   Company   (bank   and  trust
                             company)   and   Fiduciary   Company
                             Incorporated    (bank    and   trust
                             company).  Mr.  Pierce serves on the
                             boards  of an  additional  47  funds
                             managed by Scudder.

Paul Bancroft III (65)       Venture  Capitalist and  Consultant;         1986              4,000              less than
                             Retired  President,  Chief Executive                                              1/4 of 1%
                             Officer   and   Director,   Bessemer
                             Securities    Corporation   (private
                             investment company); and Director of
                             Albany  International,  Inc.  (paper
                             machine belt manufacturer),  Western
                             Atlas,    Inc.    (diversified   oil
                             services and  industrial  automation
                             company) and Measurex Corp. (process
                             control   systems   company).    Mr.
                             Bancroft  serves on the boards of an
                             additional   13  funds   managed  by
                             Scudder.

William H. Gleysteen,        President,  The Japan Society, Inc.;         1986              2,120(3)           less than
Jr. (69)                     Vice  President of Studies,  Council                                              1/4 of 1%
                             on Foreign Relations (1987-89);  and
                             United  States  Ambassador  to Korea
                             (1978-81).  Mr.  Gleysteen serves on
                             the boards of an additional 11 funds
                             managed by Scudder.



                                       4

                               Present Office with the Fund, if                             Shares
                                 any; Principal Occupation or          Year First        Beneficially          Percent
                                Employment and Directorships            Became a           Owned on               of
    Name (Age)                   in Publicly Held Companies             Director       June 30, 1995 (1)        Class
    ----------                   --------------------------             --------       -----------------        -----

Thomas J. Devine (68)        Consultant. Mr. Devine serves on the         1994                 --                 --
                             boards  of an  additional  15  funds
                             managed by Scudder.


Information Concerning Continuing Directors

The Board of Directors is divided into three  classes,  each Director  serving for a term of three years.  The terms of
Classes II and III do not expire this year. The following table sets forth certain information  regarding the Directors in such classes.

Class II--Directors serving until 1996 Annual Meeting of Stockholders:

                               Present Office with the Fund, if                             Shares
                                 any; Principal Occupation or          Year First        Beneficially          Percent
                                Employment and Directorships            Became a           Owned on               of
    Name (Age)                   in Publicly Held Companies             Director       June 30, 1995 (1)        Class
    ----------                   --------------------------             --------       -----------------        -----

Nicholas Bratt (47)*         President;   Managing   Director  of         1986              3,203              less than
                             Scudder,  Stevens & Clark,  Inc. Mr.                                              1/4 of 1%
                             Bratt  serves  on the  boards  of an
                             additional   13  funds   managed  by
                             Scudder.

Dr. Wilson Nolen (68)        Consultant;   Director,   Ecohealth,         1986            17,574(4)           less than
                             Inc.  (biotechnology  company).  Dr.                                             1/4 of 1%
                             Nolen  serves  on the  boards  of an
                             additional   14  funds   managed  by
                             Scudder.


                                       5

                               Present Office with the Fund, if                             Shares
                                 any; Principal Occupation or          Year First        Beneficially          Percent
                                Employment and Directorships            Became a           Owned on               of
    Name (Age)                   in Publicly Held Companies             Director       June 30, 1995 (1)        Class
    ----------                   --------------------------             --------       -----------------        -----

Hugh T. Patrick (65)         R.D.     Calkins     Professor    of          1993             1,669              less than
                             International   Business,   Graduate                                              1/4 of 1%
                             School   of    Business,    Columbia
                             University;   Co-Director,   Pacific
                             Basin  Studies   Program,   Columbia
                             University;   Member,   Center   for
                             Korean    Research,    East    Asian
                             Institute,    Columbia   University;
                             Director,  Japan Society;  Professor
                             of  Far  Eastern   Economics,   Yale
                             University (1968-84).


Class III--Directors serving until 1997 Annual Meeting of Stockholders:

                               Present Office with the Fund, if                             Shares
                                 any; Principal Occupation or          Year First        Beneficially          Percent
                                Employment and Directorships            Became a           Owned on               of
    Name (Age)                   in Publicly Held Companies             Director       June 30, 1995 (1)        Class
    ----------                   --------------------------             --------       -----------------        -----

Edmond D. Villani (48)*+++   Chairman of the Board; President and         1990              5,333              less than
                             Managing    Director   of   Scudder,                                              1/4 of 1%
                             Stevens & Clark,  Inc.  Mr.  Villani
                             serves   on   the   boards   of   an
                             additional   14  funds   managed  by
                             Scudder.

Juris Padegs (63)*+++        Vice    President    and   Assistant         1986                895              less than
                             Secretary;   Managing   Director  of                                              1/4 of 1%
                             Scudder,  Stevens & Clark,  Inc. Mr.
                             Padegs  serves  on the  boards of an
                             additional   27  funds   managed  by
                             Scudder.


                                       6

                               Present Office with the Fund, if                             Shares
                                 any; Principal Occupation or          Year First        Beneficially          Percent
                                Employment and Directorships            Became a           Owned on               of
    Name (Age)                   in Publicly Held Companies             Director       June 30, 1995 (1)        Class
    ----------                   --------------------------             --------       -----------------        -----

Robert J. Callander (64)     Visiting   Professor/Executive-in-           1994                500              less than
                             Residence, Columbia Business School,                                              1/4 of 1%
                             Columbia  University;   Former  Vice
                             Chairman,      Chemical      Banking
                             Corporation;    Director:    ARAMARK
                             Corporation;   Barnes   Group  Inc.;
                             Beneficial   Corporation;    Omnicom
                             Group,  Inc.;  Member,   Council  on
                             Foreign  Relations.   Mr.  Callander
                             serves   on   the   boards   of   an
                             additional   two  funds  managed  by
                             Scudder.

All Directors and Officers as a group                                                      58,576(5)             0.67%

---------------------------

*    Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment  manager,
     Scudder,  Stevens & Clark,  Inc. Messrs.  Bratt,  Padegs,  Pierce and Villani are deemed to be interested  persons because of their  affiliation  with  Scudder,  Stevens & Clark,  Inc., or because they are Officers of the Fund or both.

+++  Messrs. Padegs and Villani are members of the Executive Committee of the Fund.

(1)  The information as to beneficial ownership is based on statements  furnished to the Fund by the Directors.  Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)  Mr. Pierce's total includes 19,322 shares held in a fiduciary capacity.

(3)  Mr.  Gleysteen's  total includes  1,782 shares held by members of his family as to which he shares  investment and voting power.

(4)  Dr. Nolen's total includes 2,858 shares held by members of his family as to which he shares  investment and voting power.

(5)  The total for the group  includes  53,936 shares held with sole  investment and voting power and 4,640 shares held with shared investment and voting power.


     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms furnished to it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1994, all filing requirements applicable to its Reporting Persons were complied with except that Form 3 on behalf of Margaret D. Hadzima and Richard A. Holt and Form 5 on behalf of Hugh T. Patrick were filed late.

     Certain accounts for which Scudder acts as investment adviser owned 751,904 shares, in the aggregate, or 8.65% of the outstanding shares of the Fund on June 30, 1995. Scudder may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1995, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

     James W. Morley and Robert G. Stone, Jr. serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley and Stone had served as Directors of the Fund since 1986. Mr. Morley retired as Director in 1993, and Mr. Stone retired as Director in 1994, in accordance with the Board of Directors' retirement policy.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1994. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as members.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on April 19, 1995 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Villani, Bratt and Padegs, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                     Present Office with the Fund;
                                        Principal Occupation or            Year First Became
     Name (Age)                              Employment (1)                  an Officer (2)
     ----------                              --------------                  --------------
 Elizabeth J. Allan (42)             Vice President; Principal of               1989
                                     Scudder, Stevens & Clark, Inc.

 Jerard K. Hartman (62)              Vice President; Managing                   1986
                                     Director of Scudder, Stevens
                                     & Clark, Inc.

 Seung K. Kwak (34)                  Vice President; Managing                   1993
                                     Director of Scudder, Stevens
                                     & Clark, Inc.


                                       8

                                     Present Office with the Fund;
                                        Principal Occupation or            Year First Became
     Name (Age)                              Employment (1)                  an Officer (2)
     ----------                              --------------                  --------------
 David S. Lee (61)                   Vice President; Managing                   1986
                                     Director of Scudder, Stevens
                                     & Clark, Inc.

 Edward J. O'Connell (50)            Vice President and Assistant               1986
                                     Treasurer; Principal of
                                     Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (41)              Treasurer; Principal of                    1990
                                     Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (48)            Secretary and Assistant                    1986
                                     Treasurer; Principal of
                                     Scudder, Stevens & Clark, Inc.

 Coleen Downs Dinneen (34)           Assistant Secretary; Vice                  1992
                                     President of Scudder, Stevens
                                     & Clark, Inc.

(1)  Unless otherwise  stated,  all Executive  Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2)  The President,  Treasurer and Secretary each hold office until a successor has been duly elected  and  qualified  and all other  officers  hold  offices at the  pleasure  of the
     Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $120,266, including expenses, during the fiscal year ended December 31, 1994. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per regular Directors' meeting attended. Each such unaffiliated Director currently receives an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee and contract meetings, for each of which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 12), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.
Column (2) Aggregate compensation received by a Director from the Fund.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.
Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                              Compensation Table
                                     for the year ended December 31, 1994
-------------------------------------------------------------------------------------------------------------
              (1)                     (2)                (3)                 (4)                (5)
                                                      Pension or                         Total Compensation
                                   Aggregate     Retirement Benefits  Estimated Annual   From the Fund and
        Name of Person,           Compensation    Accrued As Part of    Benefits Upon       Fund Complex
           Position              from the Fund      Fund Expenses        Retirement       Paid to Director
-------------------------------------------------------------------------------------------------------------
Paul Bancroft III,                 $11,125               N/A                 N/A              $120,238
Director                                                                                     (14 funds)

Robert J. Callander,               $ 3,143               N/A                 N/A              $27,593
Director                                                                                     (3 funds)

Thomas J. Devine,                  $ 2,393               N/A                 N/A              $115,656
Director                                                                                     (16 funds)

William H. Gleysteen, Jr.,         $11,125               N/A                 N/A              $110,213
Director                                                                                     (12 funds)

Dr. Wilson Nolen,                  $11,375               N/A                 N/A              $132,023
Director                                                                                     (15 funds)

Hugh T. Patrick,                   $12,841               N/A                 N/A              $12,841
Director                                                                                      (1 fund)

James W. Morley,                     N/A                 N/A                 N/A              $21,220
Honorary Director                                                                            (2 funds)

Robert G. Stone, Jr.,              $ 7,375               N/A                 N/A              $146,727
Honorary Director                                                                            (15 funds)

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on July 11, 1995, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending December 31, 1995. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended December 31, 1994 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders of the Fund ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

                 (3) APPROVAL OR DISAPPROVAL OF THE CONTINUANCE
       OF THE INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT

     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York, acts as investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated July 29, 1992 (the "Agreement"). The continuance of the Agreement was last approved by a vote of the stockholders on October 11, 1994. At a meeting held on July 11, 1995 the Directors, including a majority of the Noninterested Directors, approved the terms and continuance of the Agreement and recommended that the stockholders approve the continuance of the Agreement. The Agreement continues in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all the Directors or a majority of the Fund's outstanding voting securities, as defined below. The Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment.

     In considering the continuance of the Agreement and recommending its approval by stockholders, the Directors of the Fund, including the Noninterested Directors, considering the best interests of stockholders of the Fund, took into account all such factors they deemed relevant.

     Such factors include the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to continue to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the experience of Scudder in the field of international investing; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees and expense ratios, particularly fees and expense ratios of funds with foreign investments, including single country and regional funds, advised by Scudder and other investment managers; the risks assumed by Scudder from serving as manager to the Fund; the advantages and possible disadvantages to the Fund of having a manager which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high-quality services to the Fund; and various other factors.

     In reviewing the terms of the Agreement and in discussions with Scudder concerning such Agreement, the Noninterested Directors of the Fund have been advised and represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Dechert Price & Rhoads.

     Under the Agreement, Scudder regularly makes investment decisions for the Fund, prepares and makes available to the Fund research and statistical data in connection therewith and supervises the acquisition and disposition of securities by the Fund, including the selection of broker/dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors. Scudder also maintains or causes to be maintained for the Fund all books, records and reports and other information (not otherwise provided by third parties) required under the 1940 Act.

     The Agreement provides that Scudder receive an annual fee of 1.25% of the first $75 million of average weekly net assets of the Fund, 1.15% of such net assets on the next $125 million and 1.10% of the excess over $200 million. Under the Agreement each payment of a monthly fee to Scudder shall be made within the ten days next following the day as of which such payment is so computed. This fee is higher than management fees paid by most other investment companies primarily because of the increased research burden involved in investing in Asian markets, greater investment in private placements and unlisted securities, increased travel and communications costs and the increased scope and complexity of administering the Fund. However, the fee is not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund. Further, Scudder assumes the obligation to provide certain administrative services to the Fund at no extra cost.

     For the fiscal year ended December 31, 1994, the fee amounted to $2,264,745, which was equivalent to an annual effective rate of 1.19%.

     The Agreement provides that Scudder shall not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under such Agreement.

Required Vote

     Approval of the continuance of the Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities which, as used in this proposal means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the outstanding shares are present at the Meeting in person or by proxy, whichever is less. If an affirmative vote of stockholders is not obtained, the Agreement will continue in effect for a time pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the continuance of the Agreement.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+++, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
---------------------------
*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+++  101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani, in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the
Representatives. Pursuant to such Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be in cash transactions at net book value. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Messrs. Bratt, Padegs, Pierce and Villani who are Officers and/or Directors of the Fund are Managing Directors of Scudder. In addition, the following directors, officers, employees or stockholders of Scudder are Officers of the Fund in the following capacities: Elizabeth J. Allan, Jerard K. Hartman, Seung
K. Kwak, and David S. Lee, Vice Presidents; and Pamela A. McGrath, Treasurer; Thomas F. McDonough, Secretary and Assistant Treasurer; Edward J. O'Connell, Vice President and Assistant Treasurer; and Coleen Downs Dinneen, Assistant Secretary. Messrs. Hartman, Kwak and Lee are Managing Directors and Messrs. McDonough and O'Connell and Ms. McGrath and Ms. Allan are Principals of Scudder. Ms. Dinneen is a Vice President of Scudder.

     Scudder or an affiliate manages in excess of $90 billion in assets for individuals, mutual funds and other organizations. The following are other open- or closed-end mutual funds with investment objectives similar to the Fund, for which Scudder provides investment management:


                                       Total Net Assets as of           Management Compensation
                                           July 31, 1995            on an Annual Basis Based on the
                 Name                      (000 omitted)           Value of Average Daily Net Assets
                 ----                      -------------           ---------------------------------
 Scudder Pacific Opportunities Fund,       $    434,400       1.10%.
 Inc.

 The Japan Fund, Inc.                      $    533,900       0.85  of 1% of  the  first  $100  million  of
                                                              average  daily  net  assets;  0.75  of  1% on
                                                              assets in excess  of $100  million  up to and
                                                              including $300 million;  0.70 of 1% on assets
                                                              in   excess  of  $300   million   up  to  and
                                                              including $600 million;  0.65 of 1% on assets
                                                              in excess of $600  million.  The Manager pays
                                                              The Nikko  International  Capital  Management
                                                              Co.,   Ltd.  for   investment   and  research
                                                              services:  0.15 of 1% up to $700  million  of
                                                              average  daily  net  assets;  0.14  of  1% on
                                                              assets  in excess  of $700  million,  payable
                                                              monthly  during fiscal year 1994;  0.10 of 1%
                                                              on average daily net assets,  payable  during
                                                              fiscal year 1995.


                                                     13

                                       Total Net Assets as of           Management Compensation
                                           July 31, 1995            on an Annual Basis Based on the
                 Name                      (000 omitted)          Value of Average Monthly Net Assets
                 ----                      -------------          -----------------------------------

 The Korea Fund, Inc. *                    $    752,400       1.15%;  1.10% on net  assets in excess of $50
                                                              million;  1% on net  assets in excess of $100
                                                              million;  0.95 of 1% on net  assets in excess
                                                              of $350 million;  0.90 of 1% on net assets in
                                                              excess of $750  million.  Scudder pays Daewoo
                                                              Capital  Management  Co., Ltd. for investment
                                                              and research  services 0.2875 of 1%; 0.275 of
                                                              1% on net  assets in  excess of $50  million;
                                                              0.25 of 1% on net  assets  in  excess of $100
                                                              million;  0.2375  of  1%  on  net  assets  in
                                                              excess of $350  million;  0.2250 of 1% on net
                                                              assets in excess of $750 million.
 --------------

   *This fund is not subject to state imposed expense limitations.

     Directors, officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a wholly-owned subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist in the proxy solicitation. The cost of their services is estimated at $6,000 plus reasonable out-of-pocket expenses. The expenses connected with the solicitation of the proxies and with any further proxies will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 11, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1996 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, no later than April 12, 1996.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

August 11, 1995

PROXY                                               SCUDDER NEW ASIA FUND, INC.                                                PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                          Annual Meeting of Stockholders--October 11, 1995

     The undersigned  hereby appoints Nicholas Bratt, Dr. Wilson Nolen and Juris Padegs and each with the power of substitution,  as proxies for the  undersigned,  to vote all shares of Scudder New Asia Fund,  Inc. (the "Fund") which the  undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder,  Stevens & Clark, Inc., 25th Floor, 345
Park Avenue (at 51st Street),  New York,  New York 10154,  on Wednesday,  October 11, 1995,  at 1:30 p.m.  eastern time,  and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR proposals 1, 2 and 3 below.

1.   The election of four Directors;

FOR all nominees listed below                                                   WITHHOLD  AUTHORITY
(except as marked to the contrary below) /_/                                    to vote for all nominees listed below        /_/

Nominees: Daniel Pierce, Paul Bancroft III, William H. Gleysteen Jr. and Thomas J. Devine

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent
     accountants;                                                                         FOR /_/      AGAINST /_/      ABSTAIN /_/


3.   Approval of the continuance of the Investment Advisory, Management and
     Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.         FOR /_/      AGAINST /_/      ABSTAIN /_/

     The Proxies are authorized to vote in their discretion on any other business which may properly come before the Meeting and any adjournments thereof.







                                                                                Please sign exactly as your name or names
                                                                                appear. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give
                                                                                your full title as such.


                                                                                ___________________________________________________
                                                                                               (Signature of Stockholder)


                                                                                ___________________________________________________
                                                                                           (Signature of joint owner, if any)


                                                                                Date _________________________________________, 1995



                                PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE